PROSPECTUS
                                AND APPLICATION
                            (See Inside Back Cover)

                               FEBRUARY 28, 1997

                          AS REVISED JULY 9, 1997

                         MONTAG & CALDWELL GROWTH FUND

                                (CLASS I SHARES)

                                   CT&T FUNDS

                  Montag & Caldwell, Inc., Investment Advisor

                              (800) 992-8151

                               INVESTMENT ADVISOR


                            Montag & Caldwell, Inc.
                         1100 Atlanta Financial Center
                            3343 Peachtree Road, NE
                             Atlanta, GA 30326-1450

                                 ADMINISTRATOR


                           The Chicago Trust Company
                             171 North Clark Street
                             Chicago, IL 60601-3294

                                   CUSTODIAN

                           Bankers Trust Company

                              16 Wall Street

                            New York, NY 10005

               FOR ADDITIONAL INFORMATION ABOUT CT&T FUNDS, CALL:
                                 (800) 992-8151

                                   CT&T FUNDS

                         MONTAG & CALDWELL GROWTH FUND
                         FOR INSTITUTIONAL SHAREHOLDERS
                                 CLASS I SHARES

                         1100 ATLANTA FINANCIAL CENTER
                          ATLANTA, GEORGIA 30326-1450

                                   PROSPECTUS
                               February 28, 1997

                          as revised July 9, 1997

  CT&T FUNDS (the "Company") is a no-load, open-end management investment company which consists of eight separate diversified investment series
(collectively referred to as the "Funds") designed to offer investors a variety of investment opportunities. This Prospectus pertains only to the Class I shares of the Montag & Caldwell Growth Fund (the "Fund").

  MONTAG & CALDWELL GROWTH FUND seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary. The Fund's Investment Advisor is Montag &
Caldwell, Inc. ("Montag & Caldwell").

  The shares of the Fund may be purchased or redeemed without any purchase or redemption charge imposed by the Company, although institutions may charge their customers for services provided in connection with their investments.

  Shares of the Fund are not deposits, obligations of, or endorsed by any bank, and are not insured or guaranteed by any bank, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves investment risks, including the possible loss of principle.

  This Prospectus sets forth concisely the information a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the
Statement of Additional Information dated February 28, 1997, as supplemented from time to time, which has been filed with the Securities and Exchange
Commission ("SEC") and is available upon request and without charge from the
Company, at the addresses and telephone numbers below. The
Statement of
Additional Information is incorporated by reference into this Prospectus.

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE
SECURITIES AND
  EXCHANGE  COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION  PASSED
    UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO
     THE CONTRARY IS A CRIMINAL OFFENSE.

CT&T Funds:
Investment Advisor:


171 North Clark Street                                   Montag &
Caldwell, Inc.
Chicago, IL 60601-3294                             1100 Atlanta
Financial Center
(800) 992-8151                                           3343
Peachtree Road, NE
                                                          Atlanta,
GA 30326-1450

(800) 992-8151

                               TABLE OF CONTENTS


PAGE

----
PROSPECTUS
SUMMARY.........................................................
3
EXPENSE
INFORMATION.......................................................
 .   4
FINANCIAL
HIGHLIGHTS.......................................................
6
INVESTMENT OBJECTIVE AND
POLICIES..........................................   7
INVESTMENT STRATEGIES AND RISK
CONSIDERATIONS..............................   8
MANAGEMENT OF THE
FUND.....................................................  14
PORTFOLIO MANAGEMENT
METHODS...............................................  15
ADMINISTRATION OF THE
FUND.................................................  16
PURCHASE OF
SHARES.........................................................
17
REDEMPTION OF
SHARES.......................................................  18
NET ASSET
VALUE............................................................
20
DIVIDENDS AND
TAXES........................................................  20
PERFORMANCE OF THE
FUND....................................................  21
GENERAL
INFORMATION.......................................................
 .  22

                                    APPENDIX

Debt
Ratings...........................................................
 ....  24

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN
DESCRIBED IN ANY
JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS
TO MAKE SUCH
AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR
OTHER PERSON IS
AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION
OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS.

                               PROSPECTUS SUMMARY

THE FUND

  The Company is an open-end, management investment company commonly known as a mutual fund. The Company was established as a Delaware business trust on
September 10, 1993. The Company currently offers eight separate series of shares (collectively referred to as "Funds"). This Prospectus offers only Class
I shares of MONTAG & CALDWELL GROWTH FUND (the "Fund").

INVESTMENT DEFINITIONS


  EQUITY SECURITIES -- The term "equity securities" as used herein typically refers to common stock or preferred stock, which represent a stockholder's equity or ownership of shares in a company.

  DEBT SECURITIES -- Examples of "debt securities" are bills, notes and bonds, each representing a promise by the issuer to re-pay a debt which is generally secured by the assets of such issuer. Also in this investment category are debentures, which are bonds or promissory notes that are backed by the general credit of the issuer, but not secured by specific assets of such issuer.

  CONVERTIBLE FEATURES -- Equity or debt securities purchased by the Fund may have "convertible" features, whereby they can be exchanged for another class of securities, according to the terms of their respective issuers.

  SHORT-TERM INSTRUMENTS -- "Short-term (or money market) instruments" are generally private or Government obligations with maturities of one year or less and may include (but are not limited to) certificates of deposit, bankers' acceptances, corporate commercial paper, and Government obligations.

  DERIVATIVE INVESTMENTS -- the term "derivatives" has been used to identify a range and variety of financial categories. In general, a derivative is commonly defined as a financial instrument whose performance is derived, at least in part, from the performance of an underlying asset, such as a specific security or an index of securities. Derivatives which may be used from time to time by the Fund and the investment risks associated with such instruments are discussed in detail under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS."

INVESTMENT OBJECTIVE OF THE FUND


  The Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary.

HOW TO PURCHASE SHARES


  The minimum initial investment for Class I shares is $40 million. Class I shares of the Fund do not impose any sales load, redemption or exchange fees or have a Distribution Plan pursuant to Rule 12b-1 under the Investment Company
Act of 1940, as amended (the "1940 Act"). The public offering price is the net asset value per share next determined after receipt of a purchase order in proper form. See "PURCHASE OF SHARES."

HOW TO REDEEM SHARES


  Shares may be redeemed at the net asset value per share of Class I shares of the Fund next determined after receipt by the Transfer Agent of a redemption request in proper form. Signature guarantees may be required. See
"REDEMPTION
OF SHARES."

DIVIDENDS

  The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, to shareowners. Distributions of net capital gains, if any, will be made annually. All distributions are reinvested at net asset value, in additional full and fractional shares of the Fund unless and until the shareowner notifies the Transfer Agent in writing requesting payments in cash. The Fund declares and pay dividends quarterly. See "DIVIDENDS
AND TAXES."

MANAGEMENT OF THE FUND


  Montag & Caldwell, Inc. ("Montag & Caldwell"), 1100 Atlanta
Financial Center,
3343 Peachtree Road, NE, Atlanta, Georgia 30326-1450, a registered investment advisor, is the Investment Advisor for the Fund.

  As of December 31, 1996, Montag & Caldwell managed over $8.5 billion in assets primarily for employee benefit, endowment, charitable and other institutional clients, mutual funds, and high net worth individuals.

  The Bank of Mississippi may be deemed to be a "control person"
(as defined in
the 1940 Act) of the Fund, because as of January 30, 1997, it owned of record
62.60% of the Fund. Please see "GENERAL INFORMATION--Voting
Rights" herein.

  First Data Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the Fund's Distributor. Bankers Trust Company, 16
Wall Street, New York, New York 10005, serves as the Custodian of the Fund's assets. The Chicago Trust Company, 171 North Clark Street, Chicago Illinois
60601, serves as the Fund's Administrator. First Data Investor
Services Group,
Inc., 53 State Street, Boston, Massachusetts serves as the Fund's
Sub-
Administrator. First Data Investor Services Group, Inc., 4400
Computer Drive,
Westborough, Massachusetts 01581, serves as the Fund's Transfer
Agent.

                              EXPENSE INFORMATION


SHAREOWNER TRANSACTION EXPENSES OF THE FUND:

Maximum Sales Load Imposed on
Purchases.................................... None
Maximum Sales Load Imposed on Reinvested
Dividends......................... None
Maximum Deferred Sales
Load................................................ None
Redemption
Fees............................................................
None
Exchange
Fees..............................................................
None

  If you want to redeem shares by wire transfer, the Fund's
Transfer Agent
charges a fee, currently $20.00, for each wire redemption.
Institutions may
independently charge fees for shareowner transactions or for advisory services;
please see their materials for details.

ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET
ASSETS:


Investment Advisory
Fees.................................................. 0.80%
12b-1
Fees..............................................................
 ..  None
Other
Expenses..........................................................
 .. 0.18%

-----
Net Expense
Ratio.........................................................
0.98%

=====

  The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly.
The figures in the above table are estimates since the fund is new and are based on the Fund's operating expenses for the fiscal period ended October 31,
1996. Montag & Caldwell has voluntarily undertaken to waive its fee or reimburse the Fund for total operating expenses in excess of 0.98%.

  Based on the level of expenses listed above after reimbursement, the total expenses relating to an investment of $1,000 would be as follows assuming a 5% annual return and redemption at the end of each time period.

              1 YEAR   3 YEARS
              ------   -------
              $10        $31

  The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareowner will bear directly or indirectly.
While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in actual returns greater or less than 5%. THE EXAMPLE
SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
EXPENSES AND
ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The Fund offers two classes of shares that invest in the same portfolio of securities. Shareowners of Class N are subject to a 12b-1 Plan, and the shareowners of Class I are not; therefore, expenses and performance figures will vary between the classes. The information set forth in the foregoing tables and example relates only to the Class I shares. See "GENERAL
INFORMATION."

                              FINANCIAL HIGHLIGHTS

  The following Financial Highlights are part of the financial statements for the Fund. The audited period presented is from the Fund's commencement of operations to October 31, 1996, the end of the Company's most recent fiscal year. These Financial Highlights have been audited by KPMG Peat Marwick llp, independent certified public accountants, for the period indicated in their report thereon appearing in the Company's related Statement of Additional
Information.

  The following table sets forth financial data for a share of beneficial interest outstanding throughout the period presented. This should therefore be read in conjunction with the financial statements and related notes also included as Appendix "A" in the Statement of Additional
Information.


PERIOD ENDED

10/31/96*
                                                                 -
-----------
NET ASSET VALUE, BEGINNING OF PERIOD...........................
$ 15.59

-------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income........................................
0.02
  Net realized and unrealized gain on investments..............
1.49

-------
    Total from investment operations...........................
1.51
Less Distributions from and in excess of net investment income.
(0.02)

-------
NET ASSET VALUE, END OF PERIOD.................................
$ 17.08

=======
TOTAL RETURN...................................................
9.67%(/2/)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's).........................
$52,407
  Ratio of expenses to average net assets before reimbursement of expenses by Advisor......................................
0.98%(/1/)
  Ratio of expenses to average net assets after reimbursement of expenses by Advisor......................................
0.98%(/1/)
  Ratio of net investment income to average net assets before reimbursement of expenses by Advisor........................
0.17%(/1/)
  Ratio of net investment income to average net assets after reimbursement of expenses by Advisor........................
0.17%(/1/)
  Portfolio turnover...........................................
26.36%(/2/)
  Average commission rate paid.................................
$0.0639

--------
* MONTAG & CALDWELL GROWTH FUND Class I Shares commenced operations on June 28,
  1996.
(/1/)Annualized.
(/2/)Not Annualized.

PERFORMANCE MEASURES


  From time to time, the Fund may advertise performance measures as set forth under "PERFORMANCE OF THE FUNDS."

  Performance measures will be based on historical earnings and are not intended to indicate future performance. Management's detailed discussion of the Company's performance data will be found in the most recent Annual Report to Shareowners, which will be available upon request and without charge, by calling
(800) 992-8151.

PORTFOLIO TURNOVER


  The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of units and by requirements which enable the Fund to receive a favorable tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Fund. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.

                       INVESTMENT OBJECTIVE AND POLICIES


  The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the
Fund. Unless otherwise stated in this Prospectus or the Statement of Additional
Information, the Fund's investment policies are not fundamental and may be changed without shareowner approval. While a non-fundamental policy or restriction may be changed by the Trustees of the Company without shareowner approval, the Fund intends to notify shareowners before making any change in any such policy or restriction. Fundamental policies may not be changed without shareowner approval.

  The Fund strives to attain its investment objective, but there can, of course, be no assurance that it will do so. Please refer to the policies and risk disclosures more fully described under "INVESTMENT STRATEGIES AND RISK
CONSIDERATIONS." Additional investment policies and restrictions are described in the Statement of Additional Information.

  The Fund seeks long-term capital appreciation consistent with investments primarily in a combination of convertible and non-convertible equity securities, convertible and non-convertible debt securities, and short-term instruments. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell selects equity securities that it believes are undervalued based upon the issuer's estimated earning power and ability to produce strong earnings growth over the next twelve to eighteen months. Issuers include, but are not limited to, established companies with a history of growth and companies that are expected to enter periods of earnings growth. Montag &
Caldwell may purchase securities of companies which do not pay dividends, but which are believed to have superior growth potential. The Fund may invest in securities listed on a stock exchange as well as those traded over-the-counter.

  While it is this Fund's policy to remain substantially invested in common stock or securities convertible into common stock, it may invest in non-convertible preferred stock and non-convertible debt securities. When Montag &
Caldwell has determined that adverse market and economic conditions warrant, the Fund may invest all or part of its assets in high-quality money market securities and repurchase agreements for temporary defensive purposes. The Fund may invest up to 30% of its total assets in foreign securities in the form of
American Depositary Receipts ("ADRs") and European Depositary
Receipts
("EDRs"), although it has no current intention of investing in unsponsored ADRs or EDRs. The Fund may also engage in futures and options transactions for hedging purposes. Such investments are generally considered to be derivative securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

  Debt securities consist of obligations of the U.S. Government, its agencies or instrumentalities, obligations of U.S. companies and of U.S. banks such as bonds, debentures, zero coupon bonds, and convertible debentures. The Fund will invest only in investment-grade debt securities which include those securities that are rated "Baa3" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB-" or better by Standard & Poor's Corporation ("S&P"), or if not rated, of comparable quality in the opinion of Montag & Caldwell. The dollar weighted average quality of the debt securities rated by Moody's will be "A3" or better, the dollar weighted average quality of the investment-grade debt securities rated by S&P will be "A" or better, and the dollar weighted average quality of unrated debt securities will be comparable, as determined by Montag & Caldwell.
The Appendix contains an explanation of Moody's and S&P ratings. In the event a rated security held by the Fund is downgraded below an investment-grade rating by Moody's or
S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners.

                 INVESTMENT STRATEGIES AND RISK CONSIDERATIONS


IN GENERAL

  Shareowners should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained.
Unless otherwise indicated, all percentage limitations governing the investments of the Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage represented by such investment which results from a relative change in values or from a change in the Fund's total assets will not be considered a violation.

GOVERNMENT OBLIGATIONS


  The Fund may invest in obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities to the extent described above.
Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of
Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage
Association ("FNMA"), are supported by the discretionary authority of the U.S.
Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some Government obligations may be issued as variable or floating-rate instruments.

  Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal.
However, due to fluctuations in interest rates, the market value of such securities may vary during the period of time the shareowner owns shares of the
Fund.

MONEY MARKET SECURITIES


  The Fund may invest in money market securities, including bank obligations and commercial paper. Bank obligations may include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit
Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S.
banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

  Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

  Investments in obligations of foreign branches of U.S. banks and of U.S.
branches of foreign banks may subject the Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Advisor believes that the credit risk with respect to the investment is minimal.

  Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market.
However, in the case of variable and floating-rate obligations with the demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party.
In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.

BORROWING


  The Fund may not borrow money or issue senior securities, except as described in this paragraph. The Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. The Fund may not mortgage, pledge, or hypothecate any assets, except that the Fund may mortgage, pledge, or hypothecate its assets in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the
Fund. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of 25% of the value of its total assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

ILLIQUID SECURITIES

  The Fund may invest up to 15% of its net assets in securities which are illiquid. Illiquid securities will generally include, but are not limited to:
repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; interest rate, currency and mortgage swap agreements; interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

REPURCHASE AGREEMENTS


  The Fund may enter into repurchase agreements pursuant to which the Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from the Fund at a later date at a fixed price. Repurchase agreements are considered, under the 1940
Act, to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. The Fund must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the
Fund will maintain a segregated custodial account consisting of cash or liquid securities having a value at least equal to the resale price. Reverse repurchase agreements are considered to be borrowings by the Fund, and as such are subject to the investment limitations discussed above under the sub-section titled "Borrowing."

RULE 144A SECURITIES


  The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with
Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Investment Advisor under guidelines approved by the Company's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

  The Fund may seek additional income from time to time by lending its portfolio securities on a short-term basis to banks, brokers and dealers under agreements. Loans of portfolio securities by the Fund will be collateralized by cash held in non-interest bearing demand accounts, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which will be maintained at all times in an amount equal to the current market value of the loaned securities. The Fund may not make such loans in excess of 25% of the value of its total assets. The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review by the Investment Advisor, subject to overall supervision by the Board of
Trustees, including a review of the creditworthiness of the borrowing broker-dealer or other institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Investment Advisor.

SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest in securities issued by other investment companies which invest in securities in which the Fund is permitted to invest and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition, the Fund may invest in securities of other investment companies within the limits prescribed by the 1940 Act, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund is subject to additional limitations in these purchases as described under "INVESTMENT
RESTRICTIONS" in the Statement of Additional Information.

As a shareowner of another investment company, the Fund would bear, along with other shareowners, its pro rata portion of the such investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

SHORT-TERM TRADING

  The Fund may engage in short-term trading. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase the Fund's portfolio turnover rate and the expenses incurred in connection with such trading.

FOREIGN SECURITIES


  The Fund may invest in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include: political, social or economic instability in the country of the issuer; the difficulty of predicting international trade patterns; the possibility of the imposition of exchange controls; expropriation; limits on removal of currency or other assets; nationalization of assets; foreign withholding and income taxation; and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.
Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries.

  In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

  For many foreign securities, U.S. dollar-denominated American
Depositary
Receipts, or ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The
Fund may also invest in European Depositary Receipts, or EDRs, which are receipts evidencing an arrangement with a European bank similar to that for
ADRs and are designed for use in the European securities markets.


  Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareowner communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareowner communications and passes through the voting rights.

DERIVATIVE INVESTMENTS


  The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, or a specific security, or an index of securities. As is the case with other types of investments, the Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of a derivative instrument and the Fund's overall portfolio.

  The Fund may engage in such practices for hedging purposes, or to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. The Fund will not engage in derivative investments purely for speculative purposes. The Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Investment
Advisor to be consistent with the Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Fund's other portfolio investments.

  Where not specified, investment limitations with respect to the Fund's derivative instruments will be consistent with the Fund's existing percentage limitations with respect its overall investment policies and restrictions.
While not a fundamental policy, the total of all instruments deemed derivative in nature by the Investment Advisor will generally not exceed 20% of total assets for the Fund; however, as this policy is not fundamental, it may be changed from time to time when deemed appropriate by the Board of Trustees.
Listed below, including risks and policies with respect thereto, are the types of securities in which the Fund is permitted to invest that are considered by the Investment Advisor to be derivative in nature.

1. OPTIONS:

  The Fund may engage in options, including those described below.

  A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. The Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of the
Fund's total assets. The Fund will only sell or write call options on a covered basis (e.g. on securities it holds in its portfolio).

  A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. The Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund's total assets. The Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be held in a segregated account for such options. The Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, the Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to the Fund's total return. The Fund may lose potential market appreciation if the judgment of its Investment Advisor is incorrect with respect to interest rates, security prices or the movement of indices.

  An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

  Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

  The Fund may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the
Securities and Exchange Commission ("SEC") that over-the-counter options are illiquid. Accordingly, the Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities. Please see
"General Risk Factors" below and refer to the Statement of Additional
Information for a more detailed discussion of the applicable risk considerations.

2. FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES, AND DELAYED-
DELIVERY
TRANSACTIONS:

  The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery, or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued, delayed-delivery, or forward commitment basis with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if its Investment Advisor deems it appropriate to do so. Please see
"General Risk Factors" below and refer to the Statement of Additional
Information for a more detailed discussion of the applicable risk considerations.

3. FUTURES CONTRACTS AND RELATED OPTIONS:

  The Fund may engage in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, the Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets, after taking into account unrealized profits and unrealized losses on any such contracts. At maturity, a futures contract obligates the
Fund to take or make delivery of certain securities or the cash value of a securities index. The Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

  Any gain derived by the Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareowners and will be taxable to shareowners as a combination of ordinary income and long-term capital gain.

  The Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the market is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with the Fund's position in a futures contract or option thereon, the Fund will create a segregated account of cash or liquid securities, or will otherwise cover its position in accordance with applicable requirements of the SEC. Please see "General Risk
Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

GENERAL RISK FACTORS


1. OPTIONS, FUTURES, AND FORWARD CONTRACTS:

  The Fund may engage in such investment practices. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the securities held by the
Fund and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) the Investment
Advisor's inability to predict correctly the direction of security prices, interest rates and other economic factors. For a further discussion, see
"INVESTMENT POLICIES AND RISK CONSIDERATIONS" in the Statement of
Additional
Information.

2. FIXED INCOME INVESTING:

  The Fund may engage in fixed income investment practices. There are two principal types of risks associated with investing in debt securities: (1) market (or interest rate) risk and (2) credit risk.

  Market risk relates to the change in market value caused by fluctuations in prevailing rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates.

  In an effort to obtain maximum income consistent with its investment objective, the Fund may, at times, change the average maturity of its investment portfolio, consistent with a three- to ten-year weighted average maturity range, by investing a larger portion of its assets in relatively longer-term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter- and intermediate-term maturities when a rise in interest rates is indicated.

  Credit risk refers to the possibility that a bond issuer will fail to make timely payments of interest or principal. The ability of an issuer to make such payments could be affected by general economic conditions, litigation, legislation or other events including the bankruptcy of the issuer. For a further discussion, see "INVESTMENT POLICIES AND RISK
CONSIDERATIONS" in the
Statement of Additional Information.

                             MANAGEMENT OF THE FUND


THE BOARD OF TRUSTEES


  Under Delaware law, the business and affairs of the Company are managed under the direction of the Board of Trustees. The Statement of Additional Information contains the name of each Trustee and background information regarding the
Trustees.

MONTAG & CALDWELL, INC.

  The Investment Advisor for the Fund is Montag & Caldwell, Inc.
("Montag &
Caldwell"), a registered investment advisor located at 1100
Atlanta Financial
Center, 3343 Peachtree Road NE, Atlanta, Georgia 30326-1450. As of
December 31,
1996, Montag & Caldwell managed over $8.5 billion in assets, primarily for employee benefit, endowment, charitable and other institutional clients, as well as high net worth individuals. Montag & Caldwell, founded in 1945, is an indirect wholly-owned subsidiary of the Alleghany Corporation, which is engaged through its subsidiaries in the business of title insurance, reinsurance, other financial services and industrial minerals. Alleghany Corporation is located at
Park Avenue Plaza, New York, New York 10055.

  Pursuant to an Investment Advisory Agreement with the Company,
Montag &
Caldwell provides an investment program for the Fund in accordance with its investment policies, limitations and restrictions, and The Chicago Trust
Company furnishes executive, administrative and clerical services required for the transaction of the Fund's business.

  For providing investment advisory services, the Fund has agreed to pay Montag
& Caldwell a monthly fee at the annual rate of 0.80% based on the Fund's average daily net assets, which is higher than the advisory fees paid by most other funds; however, this fee is comparable with those of other mutual funds with similar investment objectives.

  Montag & Caldwell has voluntarily undertaken to waive its fee or reimburse the Fund for total operating expenses in excess of 0.98%. Such fee reimbursements may be terminated at the discretion of Montag &
Caldwell.

                          PORTFOLIO MANAGEMENT METHODS


INVESTMENT MANAGEMENT TEAM


  Investment decisions for the Fund are made by an investment management team at Montag & Caldwell. Ronald E. Canakaris heads the team and is the portfolio manager for the Fund.

  The Montag & Caldwell equity performance objective is to produce solid returns over the long-term. Equity portfolios are managed with a fundamental selection process in which valuation of the long-term earning power of the company is interrelated with expected rate of growth in short-term reported earnings for that company. Among the factors important in the valuation process are: the estimated per share earning power of the company's assets; return on equity; long-term estimated reported earnings growth rate; financial strength;
capital structure; competitive position; and quality of management. Securities are selected based upon extensive research and seasoned judgment of experienced professionals. Industry group weightings and asset allocation are incorporated in the selection process.

  Mr. Ronald E. Canakaris, President and Chief Investment Officer of Montag &
Caldwell, Inc. since 1984, manages the investment program of Montag & Caldwell
Growth Fund. He is primarily responsible for the day-to-day management of the
Fund's portfolio. Mr. Canakaris, a Chartered Financial Analyst, has been a portfolio manager and the Director of Research at Montag & Caldwell since 1973.
He has been the portfolio manager and primarily responsible for making the investment decisions of the Enterprise Growth Fund since 1980. The Enterprise
Growth Fund had net assets of $201.2 million as of December 31, 1996. Average annual returns for the one-year, three-year, five-year, ten-year and since inception periods ended December 31, 1996 compared with the performance of the
Standard & Poor's 500 Composite Stock Price Index were:

                         MONTAG & CALDWELL
ENTERPRISE GROWTH
                            GROWTH FUND    ENTERPRISE GROWTH
FUND-         S&P 500
                            CLASS I (1)       FUND (1)(3)    NET
OF LOAD (2)(3) INDEX (4)
                         ----------------- ----------------- -----
------------- ---------
Since 6/28/96*..........       15.31%            14.79%
9.35%         11.69%
One Year................         --              32.60
26.30          22.95
Three Years.............         --              22.49
20.53          19.66
Five Years..............         --              16.69
15.56          15.20
Ten Years...............         --              16.54
15.97          15.28

--------
*  Montag & Caldwell Growth Fund Class I commenced operations on
June 28, 1996.
   The total returns listed from 6/28/96 to 12/31/96 are not annualized.

(1) Average total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. The returns for three, five and ten years are annualized.
(2) Average annual total return reflects changes in the share prices and reinvestment of dividends and distributions and is net of fund expenses and the front-end sales load of 4.75%. This column reflects load-adjusted returns, which are net of this front-end load.
(3) The expense ratio of Enterprise Growth Fund has been capped at 1.60% from
    January 1, 1990 through December 31, 1996. From September 15,
1987 to
    December 31, 1989, the expense ratio was capped at 2.50%; from January 1,
    1987 through September 15, 1987, the expense ratio was capped at 1.50%. For each of the years 1987 through 1993, a portion of the Enterprise Growth
    Fund's expenses were reimbursed. The expense ratio of the MONTAG & CALDWELL
    GROWTH FUND CLASS I SHARES has been capped at 0.98% from inception on June
    28, 1996 through December 31, 1996.

(4) The Standard & Poor's 500 Composite Price Index is an unmanaged index of common stocks that is considered to be generally representative of the
    United States stock market. The Index is adjusted to reflect reinvestment of dividends.

  The investment objectives, policies and strategies of the Enterprise Growth
Fund are substantially similar in all material aspects to the MONTAG & CALDWELL
GROWTH FUND. Historical performance is not indicative of future performance.
The Enterprise Growth Fund is a separate fund and its historical performance is not indicative of the past or future performance of the MONTAG & CALDWELL
GROWTH FUND. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

                           ADMINISTRATION OF THE FUND

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

  Chicago Trust (the "Administrator") acts as the Company's Administrator pursuant to an Administration Agreement with the Company. For services provided as Administrator, Chicago Trust receives a fee at the annual rate of: 0.060% of the first $2 billion of average daily net assets; 0.045% of the average daily net assets between $2 billion and $3.5 billion and 0.040% of the average daily net assets in excess of $3.5 billion. Chicago Trust also receives a custody liaison fee equal to an annual fee per Fund of $10,000 for average daily net assets up to $100 million, $15,000 for average daily net assets between $100 million and $500 million, and $20,000 per Fund for average daily net assets in excess of $500 million.

  Pursuant to a Sub-Administration Agreement with the Administrator, First Data
Investor Services Group, Inc. (the "Sub-Administrator"), 53 State
Street,
Boston, Massachusetts 02109, acts as Sub-Administrator and receives a fee from the Administrator equal to that set out above. The Sub-
Administrator also
retains a portion of the Fund's custody fees.

  The services provided to the Fund under these Agreements include:
coordinating and monitoring of any third parties furnishing services to the
Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; preparing, filing and distributing proxy materials, periodic reports to shareowners, registration statements and other documents; and responding to shareowner inquiries.

  The Sub-Administrator also performs certain accounting and pricing services for the Fund, including the daily calculation of the Fund's net asset value.

THE TRANSFER AGENT

  First Data Investor Services Group, Inc. (the "Transfer Agent"),
4400
Computer Drive, Westborough, Massachusetts 01581, performs the following duties in its capacity as Transfer Agent to the Fund: maintains the records of shareowner's accounts; answers shareowner inquiries concerning accounts;
processes purchases and redemptions of Fund shares; acts as dividend and distribution disbursing agent; and performs other shareowner service functions.
Shareowner inquiries should be addressed to the Transfer Agent at
(800) 992-
8151.

THE DISTRIBUTOR

  First Data Distributors, Inc. (the "Distributor"), 4400 Computer
Drive,
Westborough, Massachusetts 01581, is the principal underwriter and distributor of the Fund pursuant to a distribution agreement with the Fund.

THE CUSTODIAN

  Bankers Trust Company (the "Custodian"), 16 Wall Street, New
York, New York
10005, is Custodian for the cash and securities of the Fund.

EXPENSES


  Expenses attributable to the Company, but not to a particular Fund, will be allocated to each Fund thereof on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular class, will be allocated to each class thereof on the basis of relative net assets. General
Company expenses may include but are not limited to: insurance premiums;
Trustee fees; expenses of maintaining the Company's legal existence; and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees; brokerage commissions; registration of Fund shares with the SEC and notification fees to the various state securities commissions; fees of the Fund's Custodian, Administrator, Sub-Administrator and Transfer Agent or other "service providers"; costs of obtaining quotations of portfolio securities; and pricing of Fund shares.

  Class-specific expenses which may differ among classes, or which are determined by the Trustees to be class-specific, will be borne solely by shareowners of the relevant class. These expenses may include but are not limited to: certain distribution fee payments; printing and postage expenses related to preparing and distributing required documents such as shareowner reports, prospectuses, and proxy statements to current shareowners of a specific class; SEC registration fees and state "blue sky" fees incurred by a specific class; litigation or other legal expenses relating to a specific class; expenses incurred as a result of issues relating to a specific class;
and different transfer agency fees attributable to a specific class.

  Notwithstanding the foregoing, the Investment Advisor or other service provider may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

                               PURCHASE OF SHARES


IN GENERAL

  Shares of the Fund may be purchased directly from the Fund at the net asset value next determined after receipt of the order in proper form by the Transfer
Agent. The minimum initial investment is $40 million; there is no minimum subsequent investment. There is no sales load or charge in connection with the purchase of shares. The Company reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor.

  Purchase orders for shares of the Fund which are received by the Transfer
Agent in proper form, including money order, check or bank draft, by the regular closing of the New York Stock Exchange ("NYSE") (currently 4:00 p.m.
Eastern time) will be priced at the Fund's net asset value determined that day.
If you invest by check, allow one business day after receipt for conversion into federal funds. Checks must be made payable to the Fund. If you wire money in the form of federal funds, your money will be invested at the share price next determined after receipt of the wire. Orders for shares received in proper form after 4:00 p.m. will be priced at the net asset value determined on the next day that the NYSE is open for trading.

  MONTAG & CALDWELL GROWTH FUND offers two classes of shares. Only the Class I shares are offered under this Prospectus.

  The Fund may accept telephone orders from broker-dealers or service organizations which have been previously approved by the Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for same to the Company. Shares of the
Fund may be purchased through broker-dealers, banks, and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Company.

  Purchases may be made in one of the following ways:

INITIAL PURCHASES BY MAIL

  Shares of the Fund may be purchased initially by completing the application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to "Montag & Caldwell Growth Fund Class I Shares", c/o
First Data Investor Services Group Inc., P.O. Box 5164,
Westborough,
Massachusetts 01581. The Fund will not accept third party checks for the purchase of shares. Third party checks are those that are made out to someone other than the Fund and are endorsed over to the Fund.

INITIAL PURCHASES BY WIRE

  An investor desiring to purchase shares of the Fund by wire should call the
Transfer Agent first at (800) 992-8151 and request an account number and furnish the Fund with your tax identification number. Following such notification to the Transfer Agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

                        Boston Safe Deposit & Trust

                             ABA # 01-10-01234

                              FOR: CT&T Funds

                                A/C 140414

                           FBO "SHAREOWNER NAME"

                        "SHAREOWNER ACCOUNT NUMBER"

  A completed application with signature(s) of registrant(s) must be filed with the Transfer Agent immediately subsequent to the initial wire.
Investors should
be aware that some banks may impose a wire service fee.

SUBSEQUENT INVESTMENTS


  Once an account has been opened, subsequent purchases may be made by mail, bank wire,

or by telephone. When making additional investments by mail, simply return the remittance portion of a previous confirmation with your investment in the envelope provided. Your check must be made payable to "MONTAG & CALDWELL GROWTH
FUND--CLASS I SHARES" and mailed to the CT&T Funds, P.O. Box 5163,
Westborough,
Massachusetts 01581.

  All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. In order to help ensure the receipt of good funds, the Trust reserves the right to delay sending your redemption proceeds up to 15 days if you purchased shares by check. A charge
($20 minimum) will be imposed if any check used for the purchase of shares is returned. The Fund and the Transfer Agent each reserve the right to reject any purchase order in whole or in part.

                              REDEMPTION OF SHARES


IN GENERAL


  Shares of the Fund may be redeemed without charge on any business day that the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described below. The Fund normally sends redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form. However, your redemption proceeds may be delayed up to 15 days if you purchased the shares to be redeemed by check until such check has cleared. Payment may also be made by wire directly to any bank previously designated by the shareowner in a shareowner account application. A shareowner will be charged $20 for redemptions by wire. Also, please note that the shareowner's bank may impose a fee for this wire service.

  Except as noted below, redemption requests received in proper form by the
Transfer Agent prior to the close of regular trading hours on the NYSE on any business day that the Fund calculates its per share net asset value are effective that day.

  Redemption requests received after the close of the NYSE are effective as of the time the net asset value per share is next determined. No redemption will be processed until the Transfer Agent has received a completed application with respect to the account.

  The Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Board of
Trustees, result in the necessity of the Fund selling assets under disadvantageous conditions or to the detriment of the remaining shareowners of the Fund. Pursuant to the Company's Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Company has elected pursuant to Rule 18f-1 under the 1940
Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any ninety-day period for any one shareowner. Payments in excess of this limit by the Fund will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the
Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "NET ASSET VALUE". In the event that an in-kind distribution is made, a shareowner may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

  Shares may be redeemed in one of the following ways:

REDEMPTIONS BY MAIL

  Shareowners may submit a written request for redemption to: CT&T
Funds, P.O.
Box 5164, Westborough, Massachusetts 01581. The request must be in good order which means that it must: (i) identify the shareowner's account name and account number; (ii) state the fund name; (iii) state the number of shares to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered.

  To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the account is registered is required on all written redemption requests over $50,000. A guarantee may be obtained from any commercial bank, trust company, savings and loan association, federal savings bank, a member firm of a national securities exchange or other eligible financial institution. Credit unions must be authorized to issue signature guarantees; notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians, and retirement plans.

  A redemption request will not be deemed to be properly received until the
Transfer Agent receives all required documents in proper form.
Questions with
respect to the proper form for redemption requests should be directed to the
Transfer Agent at (800) 992-8151.

REDEMPTIONS BY TELEPHONE


  Shareowners who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the Transfer
Agent by telephone at (800) 992-8151.

  In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed under "Redemptions by Mail" above. Such requests must be signed by the shareowner, with signatures guaranteed (see "Redemptions by Mail" for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians.

  The Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Fund. Neither the
Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the
Fund will use such procedures as are considered reasonable, including requesting a shareowner to correctly state its Fund account number, the name in which its account is registered, its tax identification number, banking institution, bank account number, and the name in which its bank account is registered.

  Shares of the Fund may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed from the Company.

                                NET ASSET VALUE


  The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on New Year's Day, Presidents' Day, Good Friday,
Memorial Day,
Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

  The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities
(expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of the Fund listed or traded on a stock exchange are valued at the latest sale price. If no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees.

  Bonds are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of
Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

                              DIVIDENDS AND TAXES


DIVIDENDS


  Dividends, if any, from the Fund's net investment income will be declared and paid quarterly. Aggregate net profits, if any, realized from the sale of portfolio securities, are distributed at least once each year unless they are used to offset losses carried forward from prior years, in which case no such gain will be distributed.

  Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareowner's account at the then current net asset value and the dividend option may be changed from cash to reinvest.
Dividends are reinvested on the ex-dividend date (the "ex-date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

  Dividends paid by the Fund with respect to Class N shares are calculated in the same manner and at the same time as Class I shares. Both Class N and Class
I shares of the Fund will share proportionately in the investment income and general expenses of the Fund, but the per share dividends of Class N shares will differ from the per share dividends of Class I shares as a result of class-specific expenses as discussed in "Expenses" under "ADMINISTRATION OF THE
FUND."

TAXES


  The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code ("the Code"). Such qualification relieves the
Fund of liability for Federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. The Fund is treated as a separate entity for Federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareowners as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareowners as long-term capital gain regardless of how long a shareowner may have held shares of the Fund. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareowner reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on
December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareowners in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareowners will be advised annually of the source and tax status of all distributions for Federal income tax purposes. Dividends and distributions may be subject to state and local income taxes. Further information regarding the tax consequences of investing in the Fund is included in the Statement of
Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Fund shares, and the exchange of shares between Funds of the
Company, are taxable events and, accordingly, shareowners may realize capital gains or losses on these transactions.

  Shareowners may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Fund, or if, to the Fund's knowledge, an incorrect number has been furnished. An individual's taxpayer identification number is his/her social security number.

                            PERFORMANCE OF THE FUND


IN GENERAL


  Performance may be advertised to present or prospective shareowners. The figures are based on historical performance and should not be considered representative of future results. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information for the Fund may be compared to various unmanaged indices such as the Dow Jones Industrial Averages and the
Standard & Poor's 500 Stock Index, and to the performance of other mutual funds tracked by mutual fund rating services. Further information about the performance of the Fund is included in the Statement of Additional Information, which may be obtained without charge by contacting the Fund at
(800) 992-8151.

TOTAL RETURN


  Total Return is defined as the change in value of an investment in the Fund over a particular period, assuming that all distributions have been reinvested.
Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

                              GENERAL INFORMATION


ORGANIZATION

  The Fund is a separate, diversified, series of the Company, a Delaware business trust organized pursuant to a Trust Instrument dated September 10,
1993. The Company is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trustees of the
Company may establish additional series or classes of shares without the approval of shareowners. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SHARES

  The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareowners have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, there is only one class of shares issued by the Funds of the Company, except for MONTAG &
CALDWELL GROWTH FUND which offers two classes of shares: Class I shares which are offered by this Prospectus, and Class N shares. Class N shares are offered to retail investors. Information about Class N shares is available by calling
(800) 992-8151.

VOTING RIGHTS


  Each issued and outstanding full and fractional share of the Fund is entitled to one full and fractional vote in the Fund and all shares of the Fund participate equally in regard to dividends, distributions, and liquidations except that Class I shares have no voting rights with respect to the distribution plan. Shareowners do not have cumulative voting rights. On any matter submitted to a vote of shareowners, shares of the Fund or class will vote separately except when a vote of shareowners in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of the Fund, in which case the shareowners of the Fund shall be entitled to vote thereon. The Bank of Mississippi is deemed a "control person" of the Fund because as of January 30, 1997, it owned of record 62.60% of the
Fund. This does not mean, however, that the bank manages the affairs of the
Fund. The business and affairs of the Fund are managed under the direction of the Board of Trustees. See "PRINCIPAL HOLDERS OF SECURITIES" in the Statement of Additional Information.

SHAREOWNER MEETINGS

  The Trustees of the Company do not intend to hold annual meetings of shareowners of the Fund. The Trustees have undertaken to the SEC, however, that they will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareowners of the Funds. In addition, subject to certain conditions, shareowners may apply to the Company to communicate with other shareowners to request a shareowners' meeting to vote upon the removal of a
Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT


  Under Delaware law, the shareowners of the Fund will not be personally liable for the obligations of the Fund; a shareowner is entitled to the same limitation of personal liability extended to shareowners of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the
Company or the Fund contain a statement that such obligation may only be enforced against the assets of the Company or Fund and provides for indemnification out of Company or Fund property of any shareowner nevertheless held personally liable for Company or Fund obligations.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


  The Fund will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Company, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if
Montag & Caldwell determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  Subject to the foregoing considerations, preference may be given in executing portfolio transactions for the Fund to brokers which have sold shares of the
Fund.

SHAREOWNER REPORTS AND INQUIRIES

  Shareowners will receive Semi-Annual Reports showing portfolio investments and other information as of April 30 and Annual Reports audited by independent accountants as of October 31. Shareowners with inquiries should call the Fund at (800) 992-8151 or write to CT&T Funds, P.O. Box 5164,
Westborough,
Massachusetts 01581.

                                    APPENDIX


DEBT RATINGS


MOODY'S INVESTORS SERVICE, INC. describes classifications of corporate bonds as follows:

"AAA" -- These bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"AA" -- These bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" -- These bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"BAA" -- These bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's may modify a rating of "AA", "A" OR "BAA" by adding numerical modifiers
1, 2, 3 to show relative standing within these categories.

STANDARD & POOR'S CORPORATION describes classifications of corporate and municipal debt as follows:

"AAA" -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA" -- These bonds also qualify as high-quality debt obligations. Their capacity to pay interest and repay principal is very strong and differs from the "AAA" issues only in small degree.

"A" -- These bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" -- These bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.